Exhibit 99.1

MoneyLion Inc.

249-245 West 17th Street, 4th Floor

New York, NY 10011

April 17, 2025

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor

New York, NY 10004

Attention: Compliance Department

Re:       Warrant Agreement – Notice of Warrant Adjustment

Ladies and Gentlemen:

Reference is made to the Warrant Agreement, dated as of June 25, 2020 (the “Warrant Agreement”), by and between MoneyLion Inc. (f/k/a Fusion Acquisition Corp.), a Delaware corporation (“MoneyLion” or the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”), pertaining to the warrants of the Company having the CUSIP 36118H 113 (the “Warrants”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Warrant Agreement.

Pursuant to Section 4.4 of the Warrant Agreement, in the case of any merger or consolidation of the Company with or into another entity or conversion of the Company as another entity (other than a consolidation or merger in which the Company is the continuing corporation (and is not a subsidiary of another entity whose stockholders did not own all or substantially all of the Common Stock of the Company in substantially the same proportions immediately before such transaction) and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), the holders of the Warrants shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the Warrants would have received if such holder had exercised his, her or its Warrant(s) immediately prior to such event; provided that if less than 70% of the consideration receivable by the holders of the Common Stock in the applicable event is payable in the form of common stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the Registered Holder properly exercises the Warrant within thirty (30) days following the public disclosure of the consummation of such applicable event by the Company pursuant to a Current Report on Form 8-K filed with the Commission, the Warrant Price shall be reduced by an amount (in dollars) equal to the difference (but in no event less than zero) of (i) the Warrant Price in effect prior to such reduction minus (ii) (A) the Per Share Consideration minus (B) the Black-Scholes Warrant Value. The “Black-Scholes Warrant Value” means the value of a Warrant immediately prior to the consummation of the applicable event based on the Black-Scholes Warrant Model for a Capped American Call on Bloomberg Financial Markets.

Further, Section 4.5 of the Warrant Agreement states that (i) upon every adjustment of the Warrant Price, the Company must give written notice to the Warrant Agent and (ii) upon the occurrence of an Alternative Issuance, the Company must give written notice to each holder of a Warrant. The Company hereby requests that upon receipt of this notice, the Warrant Agent promptly provides a copy of this notice in writing to each holder of a Warrant on behalf of the Company in accordance with Section 4.5 of the Warrant Agreement, with such further notices confirmed by the Warrant Agent to the Company in writing.

You are hereby notified that on April 17, 2025, Gen Digital Inc. (“Gen Digital”) completed the previously announced merger contemplated pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of December 10, 2024 (the “Merger Agreement”), by and among Gen Digital, Maverick Group Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of Gen Digital (“Merger Sub”), and MoneyLion, pursuant to which Merger Sub merged with and into MoneyLion (the “Merger”), with MoneyLion surviving the Merger as wholly owned subsidiary of Gen Digital. Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Class A common stock, par value $0.0001 per share, of MoneyLion (“MoneyLion Common Stock”) that was issued and outstanding as of immediately prior to the Effective Time (other than any shares of MoneyLion Common Stock that were held by MoneyLion as treasury stock or owned by Gen Digital, any shares of MoneyLion Common Stock with respect to which a no transfer order had been placed with the MoneyLion’s transfer agent as of the date of the Merger Agreement that remained in place immediately prior to the Effective Time, and any shares of MoneyLion Common Stock as to which appraisal rights had been properly exercised in accordance with Delaware law) were automatically cancelled, extinguished and converted into the right to receive cash in an amount equal $82.00, without interest thereon, and one contingent value right issued by Gen Digital subject to and in accordance with the CVR Agreement (a “CVR”) (collectively, the “Merger Consideration”). Each Warrant is currently exercisable for 1/30 of a share of MoneyLion Common Stock (and therefore 30 Warrants are exercisable for one share of MoneyLion Common Stock).

The consummation of this event was publicly disclosed by the Company in a Current Report on Form 8-K filed with the Commission on April 17, 2025. Accordingly, effective April 17, 2025 through May 17, 2025, the Company has opted to reduce the Warrant Price of $11.50 per Warrant by an amount (in dollars) equal to the difference of (a) $11.50 (which constitutes the Warrant Price in effect prior to such reduction) minus (b)(i) $2.85 (which constitutes the Per Share Consideration) minus (ii) the applicable Black-Scholes Warrant Value.

The Black-Scholes Warrant Value was calculated for each Public Warrant and Private Placement Warrant to be $0.24 and $0.28, respectively, in accordance with the terms of the Warrant Agreement and the term set forth below:

Term	Public Warrants	Private Placement Warrants
Reference Date	April 16, 2025 (the trading day immediately prior to the Effective Time)	Same as the Public Warrants

Price of Each Share of Common Stock (10-trading day VWAP for the period ended on the Reference Date)	$2.85	Same as the Public Warrants

Assumed Volatility	Calculated using the 90-day volatility obtained from the HVT function on Bloomberg determined as of December 9, 2024 (the day immediately prior to the day of the Company’s announcement of the Merger Agreement) – 89.930%	Same as the Public Warrants

Assumed Risk-Free Interest Rate	Interpolated U.S. Constant Maturity Treasury yield for a period equal to the remaining term of the Warrants (Expiration Date of September 22, 2026) – 3.840%	Same as the Public Warrants

Option Pricing via the Bloomberg OVME Calculator	Capped American call input using a call cap of $18.00, the other inputs derived in accordance with the other terms of this notice, the Expiration Date (September 22, 2026) and a buy/strike price of $11.50 (value display in “price total”)	Regular American call input using the other inputs derived in accordance with the other terms of this notice, the Expiration Date (September 22, 2026) and a buy/strike price of $11.50 (value display in “price total”)

Accordingly, effective April 17, 2025 through May 17, 2025, the Warrant Price shall be (i) $2.61 per Public Warrant, or $78.25 per 30 Public Warrants, and (ii) $2.57 per Private Placement Warrant, or $77.05 per 30 Public Warrants. After May 17, 2025 and until maturity of the Warrants, the Warrant Price will be $11.50 per Warrant. Any exercising holder will be entitled to receive $82 in cash and one CVR per 30 Warrants exercised as the replacement consideration for the shares of Common Stock. No fraction of a CVR will be issued. During the period from April 17, 2025 through May 17, 2025, the Company is requiring holders of Warrants to exercise the Warrants on a “cashless” basis.  As such, during the period from April 17, 2025 through May 17, 2025, each holder of (i) Public Warrant will receive $3.75 in cash and one CVR per 30 Public Warrants exercised and (ii) Private Placement Warrant will receive $4.95 in cash and one CVR per 30 Private Placement Warrants exercised. Following May 17, 2025, each holder of Warrants must tender payment of the exercise price per 30 Warrants to the order of the Company in the amount of $345 per 30 Warrants.

Pursuant to Section 5.3 of the Warrant Agreement, the Warrant Agent will not be required to effect any registration of transfer or exchange which shall result in the issuance of a warrant certificate or book-entry position for a fraction of a Warrant.

Each holder of Warrants is encouraged to contact its advisors if it has any questions regarding the exercise of its Warrants. To exercise a Warrant, the holder of the Warrant should complete and submit to the Warrant Agent at the address or email listed below (or as otherwise directed by the Warrant Agent with the Company’s consent) the Form of Election attached hereto as Exhibit A:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attention: Compliance Department

Email: compliance@continentalstock.com

[Signature Page Follows]

Sincerely,

MONEYLION INC.

By:
Name:	Richard Correia
Title:	President, Chief Financial Officer and Treasurer

[Signature Page to Notice of Warrant Adjustment]

Exhibit A

Election to Exercise

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right to receive $82 in cash and one contingent value rights per 30 Warrants, being the merger consideration the undersigned is entitled to receive in respect of 30 Warrants during the period beginning on April 17, 2025 and ending on and including May 17, 2025. [FOR EXERCISES FROM APRIL 17, 2025 THROUGH MAY 17, 2025:  The Company has required that the Warrant be exercised on a “cashless basis” and the net amount of cash to be received by the undersigned per 30 Warrants is $[3.75]/[4.95]  per Warrant in accordance with the terms hereof.] [FOR EXERCISES AFTER MAY 17, 2025:  The undersigned herewith tenders payment of the exercise price per 30 Warrants to the order of the Company in the amount of $345 per 30 Warrants.]

Date: _____________, 2025
Signature

Address

Tax Identification Number

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (OR ANY SUCCESSOR RULE)).